UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10571

BLUE CHIP INVESTOR FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

James Craft
1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

Blue Chip Investor Fund

TICKER: BCIFX

Annual Shareholder Report

December 31, 2024

This annual shareholder report contains important information about the Blue Chip Investor Fund ("Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bcifx.com. You can also request this information by contacting us at 1-877-673-3119.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Blue Chip Investor Fund	$109	1.00%
Management's Discussion of Fund Performance

In 2024 the Fund returned 18.1%, versus 25.0% for the S&P 500. While we underperformed this benchmark, we're reasonably satisfied with our results. The Fund's long-term, value-oriented investment approach typically lags in rapidly rising markets, as participants tend to bid up stock prices based more upon excitement than any concern for valuation. Indeed, the S&P 500 ended the year trading at a price-to-earnings ratio of 24.8, as opposed to its 65-year average of 17.1.

The largest contributor to the Fund's performance was Berkshire Hathaway. Its stock price increased 25.5% in 2024, reflecting growing operating earnings and healthy gains from the firm's investment portfolio. With shares trading near our fair-value estimate, we sold roughly one-third of our position during the year.

Other major contributors to the Fund's performance included AerCap (returned 28.8% in 2024), Alphabet (35.1%), Brookfield Corporation (43.2%), First Citizens BancShares (48.9%) and Markel (21.6%).

The largest detraction from our performance was LKQ Corp, a leading provider of collision-related auto parts. The stock fell 23.1% during the year, following what we believe to be a temporary earnings decline. Cimpress and Wayfair also decreased during the year, but they represent a smaller percentage of Fund assets so the overall impact on our return was less meaningful.

We completely exited only one position in 2024: Brookfield Asset Management. In less than two years it produced a 61% gain, plus we received dividends along the way.

During the year, we acquired three new positions: The Walt Disney Company, Sirius XM Holdings and The Hershey Company. We also added significantly to First Citizens BancShares, one of the nation's best-run banks, in our opinion. These firms possess the qualities we actively seek in an investment. They're industry leaders with favorable long-term economics, shrewdly managed, shareholder-friendly and available for purchase at an attractive price.

The Fund enters 2025 well-positioned to deliver on our goal: Earning 10% annualized returns over the long run.

How did the Fund perform over the past 10 years?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns
	One Year	Five Years	Ten Years
Blue Chip Investor Fund	18.08%	8.57%	7.53%
S&P 500	25.02%	14.53%	13.10%
Fund Statistics
Net Assets ($)	$41,495,878
Number of Portfolio Holdings	15
Portfolio Turnover Rate (%)	17%
Total Advisory Fees Paid ($)	$246,156
Total Advisory Fees Before Waiver ($)	$396,413

1

What did the Fund invest in?
Top Ten Holdings (% of Net Assets)

Berkshire Hathaway Inc. - Class A	26.25%
Alphabet Inc. - Class C	10.10%
AerCap Holdings N.V.	8.49%
Brookfield Corporation - Class A	7.49%
Markel Group, Inc.	7.28%
Suncor Energy Inc.	6.02%
LKQ Corporation	5.49%
First Citizens BancShares, Inc. - Class A	5.09%
CarMax, Inc.	4.73%
The Walt Disney Company	4.56%
Sectors (% of Net Assets)

*	Net Assets represent cash equivalents and other assets in excess of liabilities.

Availability of Additional Information about the Fund.

For additional information about the Fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy information, please visit www.bcifx.com.

2

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

No member of the audit committee has currently identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the Board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The Board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/24	FYE 12/31/23
Audit Fees	$15,250	$15,250
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/24	FYE 12/31/23
Registrant	$3,750	$3,750
Registrant's Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments

Blue Chip Investor Fund

		Schedule of Investments
		December 31, 2024
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Air Courier Services
4,600	FedEx Corporation	$ 1,294,118	3.12%

Asset Manager
54,100	Brookfield Corporation - Class A (Canada)	3,108,045	7.49%

Commercial Printing
19,700	Cimpress PLC (Netherlands) *	1,412,884	3.40%

Diversified Companies
16	Berkshire Hathaway Inc. Class A * (a)	10,894,720	26.25%

Fire, Marine & Casualty Insurance
1,750	Markel Group, Inc. *	3,020,903	7.28%

Integrated Oil & Gas
70,000	Suncor Energy Inc. (Canada)	2,497,600	6.02%

Internet Content & Information
22,000	Alphabet Inc. - Class C	4,189,680	10.10%

Media
60,000	Sirius XM Holdings Inc.	1,368,000	3.30%

Retail - Auto Dealers & Gasoline Stations
24,000	CarMax, Inc. *	1,962,240	4.73%

Retail - Catalog & Mail-Order Houses
8,800	Wayfair Inc. - Class A *	390,016	0.94%

Services - Equipment Rental & Leasing, NEC
36,800	AerCap Holdings N.V. (Ireland)	3,521,760	8.49%

Services - Miscellaneous Amusement & Recreation
17,000	The Walt Disney Company	1,892,950	4.56%

State Commercial Banks
1,000	First Citizens BancShares, Inc. Class A	2,113,020	5.09%

Sugar & Confectionery Products
8,200	The Hershey Company	1,388,670	3.35%

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies
62,000	LKQ Corporation	2,278,500	5.49%

Total for Common Stocks (Cost $22,191,334)		41,333,106	99.61%

	Total Investments	41,333,106	99.61%
	(Cost - $22,191,334)

	Other Assets in Excess of Liabilities	162,772	0.39%

	Net Assets	$ 41,495,878	100.00%

(a) The company's 2023 annual report is available at www.berkshirehathaway.com/reports.html.
* Non-Income producing securities.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Blue Chip Investor Fund

Statement of Assets and Liabilities
December 31, 2024

Assets:
Investments at Fair Value	$ 41,333,106
(Cost - $22,191,334)
Cash	500
Dividends Receivable	15,805
Prepaid Expenses	4,188
Receivable for Shareholder Purchases	273,310
Total Assets	41,626,909
Liabilities:
Investment Advisory Fee Payable	28,892
Administration Fee Payable	2,500
Other Accrued Expenses	23,058
Payable to Custodian	76,581
Total Liabilities	131,031
Net Assets	$ 41,495,878
Net Assets Consist of:
Paid In Capital	$ 22,319,748
Total Distributable Earnings	19,176,130
Net Assets, for 200,723 Shares Outstanding	$ 41,495,878
(Unlimited shares authorized, without par value)
Net Asset Value, Offering Price and Redemption Price
Per Share ($41,495,878/200,723 shares)	$ 206.73

Statement of Operations
For the fiscal year ended December 31, 2024

Investment Income:
Dividends (Net of foreign withholding tax of $34,926)	$ 430,771
Total Investment Income	430,771
Expenses:
Investment Advisory Fees	396,413
Transfer Agent & Accounting Fees	42,719
Administrative Fees	27,816
Registration Fees	17,562
Audit & Tax Fees	19,750
Legal Fees	18,000
Other Fees	11,896
Custody Fees	6,041
Insurance Expense	1,181
Trustee Fees	4,000
Printing and Postage Expense	1,292
Total Expenses	546,670
Less: Advisory Fee Waiver	(150,257)
Net Expenses	396,413
Net Investment Income	34,358

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	3,775,650
Net Change in Unrealized Appreciation on Investments	2,628,275
Net Realized and Unrealized Gain on Investments	6,403,925

Net Increase in Net Assets from Operations	$ 6,438,283

The accompanying notes are an integral part of these financial statements.

Blue Chip Investor Fund

Statements of Changes in Net Assets
	1/1/2024	1/1/2023
	to	to
	12/31/2024	12/31/2023
From Operations:
Net Investment Gain (Loss)	$ 34,358	$ (63,536)
Net Realized Gain on Investments	3,775,650	1,648,691
Net Change in Unrealized Appreciation on Investments	2,628,275	5,259,774
Net Increase in Net Assets from Operations	6,438,283	6,844,929

From Distributions to Shareholders:	(3,775,650)	(1,648,691)

From Capital Share Transactions:
Proceeds From Sale of Shares	2,423,621	1,671,642
Shares Issued on Reinvestment of Dividends	3,775,650	1,648,691
Cost of Shares Redeemed	(4,172,869)	(10,153,089)
Net Increase (Decrease) from Shareholder Activity	2,026,402	(6,832,756)

Net Increase (Decrease) in Net Assets	4,689,035	(1,636,518)

Net Assets at Beginning of Year	36,806,843	38,443,361
Net Assets at End of Year	$ 41,495,878	$ 36,806,843

Share Transactions:
Issued	11,476	9,003
Reinvested	18,295	8,520
Redeemed	(20,156)	(53,145)
Net Increase (Decrease) in Shares	9,615	(35,622)
Shares Outstanding Beginning of Year	191,108	226,730
Shares Outstanding End of Year	200,723	191,108

The accompanying notes are an integral part of these financial statements.

Blue Chip Investor Fund

Financial Highlights
Selected data for a share outstanding	1/1/2024	1/1/2023	1/1/2022	1/1/2021	1/1/2020
throughout the year:	to	to	to	to	to
	12/31/2024	12/31/2023	12/31/2022	12/31/2021	12/31/2020
Net Asset Value -
Beginning of Year	$ 192.60	$ 169.56	$ 206.84	$ 162.09	$ 172.79
Net Investment Income (Loss) (a)	0.19	(0.31)	(0.29)	(0.74)	(0.14)
Net Gains or (Losses) on Investments
(realized and unrealized) (b)	34.60	32.37	(34.17)	48.15	(0.34)
Total from Investment Operations	34.79	32.06	(34.46)	47.41	(0.48)

Distributions (From Net Investment Income)	-	-	-	-	(0.09)
Distributions (From Capital Gains)	(20.66)	(9.02)	(2.82)	(2.66)	(10.13)
Total Distributions	(20.66)	(9.02)	(2.82)	(2.66)	(10.22)

Net Asset Value -
End of Year	$ 206.73	$ 192.60	$ 169.56	$ 206.84	$ 162.09
Total Return (c)	18.08%	18.88%	(16.64)%	29.25%	(0.26)%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 41,496	$ 36,807	$ 38,443	$ 47,028	$ 36,234

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.38%	1.39%	1.37%	1.34%	1.44%
Ratio of Net Investment Loss to
Average Net Assets	-0.29%	-0.55%	-0.52%	-0.72%	-0.53%
After Reimbursement
Ratio of Expenses to Average Net Assets (d)	1.00%	1.00%	1.01%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets (d)	0.09%	-0.17%	-0.16%	-0.38%	-0.09%

Portfolio Turnover Rate	17.20%	6.23%	2.42%	13.33%	21.80%

(a) Per share amounts calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.
(d) The ratio of expenses to average net assets includes interest expenses. The after reimbursement ratio of expense excluding interest expense was 1.00%, 1.00%, 1.00%, 1.00% and 1.00% for calendar years ended 2020, 2021, 2022, 2023 and 2024, respectively.
The after reimbursement ratio of net investment income (loss) excluding interest expense is -0.09%, -0.38%,
-0.15%, -0.17% and 0.09% for the calendar years ended; 2020, 2021, 2022, 2023 and 2024, respectively.
The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
BLUE CHIP INVESTOR FUND
December 31, 2024

1.) ORGANIZATION
Blue Chip Investor Fund (the “Fund”) is a non-diversified series of the Blue Chip Investor Funds (the “Trust”), formerly Premier Funds. The Trust is an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized in Ohio as a business trust on November 1, 2001, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on January 1, 2002. At present, the Fund is the only series authorized by the Trust. The Fund’s investment objective is to seek long-term growth of capital. The Advisor to the Fund is Check Capital Management, Inc. (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and their role, the Advisor is deemed to be the Chief Operating Decision Maker.

The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION
All investments in securities are recorded at their fair value, as described in Note 3.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended December 31, 2024, the Fund did not incur any interest or penalties.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the asset received. Interest income and interest expense, if any, are recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices accurately reflect the fair value of such securities. Securities that are traded on an exchange or on the NASDAQ over-the-counter market are generally valued at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. If market prices are not available or, in the opinion of Fund management including as informed by the Advisor’s opinion, market prices do not reflect fair value, or if events occur after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Fund through the Advisor may value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees (the “Trustees” or the “Board”). Such securities are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the fund and are classified in level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2024:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 41,333,106	$ -	$ -	$ 41,333,106
Total	$ 41,333,106	$ -	$ -	$ 41,333,106

The Fund did not hold any level 3 assets during the fiscal year ended December 31, 2024.

The Fund did not invest in any derivative instruments during the fiscal year ended December 31, 2024.

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement (the “Management Agreement”) with the Advisor, Check Capital Management, Inc. Under the terms of the Management Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trustees. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services, the Advisor receives an annual investment management fee from the Fund of 1.00% of the average daily net assets of the Fund which is payable monthly. As a result of the above calculation, for the fiscal year ended December 31, 2024, the Advisor earned management fees totaling $396,413, before the waiver of fees and/or reimbursement of expenses described below. The Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees, commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) at 1.00% of its average daily net assets through April 30, 2025. There are no provisions for recoupment for any of the contractual waivers entered into by the Advisor. The Advisor waived and/or reimbursed expenses of $150,257 for the fiscal year ended December 31, 2024. At December 31, 2024, the Fund owed the Advisor $28,892.

5.) RELATED PARTY TRANSACTIONS
The Fund has entered into an administration servicing agreement with Premier Fund Solutions, Inc. (the “Administrator”). The Fund pays 0.07% on the first $200 million of assets, 0.05% on the next $500 million of assets and 0.03% on average daily net assets of the Fund thereafter subject to a minimum monthly fee of $2,000. The Fund also pays all out-of-pocket expenses directly attributable to the Fund. Certain officers and a Trustee of the Trust are also officers of Premier Fund Solutions, Inc. (the “Administrator”). For the fiscal year ended December 31, 2024, the Administrator earned $27,816. At December 31, 2024, the Fund owed the Administrator $2,500.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended December 31, 2024, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $6,510,230 and $8,152,968 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2024, Charles Schwab & Co. Inc., located at 101 Montgomery Street, San Francisco, California, held for the benefit of others, in aggregate, 55.77% of the Fund, and thus may be deemed to control the Fund. Also, National Financial Services, LLC, located at 200 Liberty Street, New York, New York, held for the benefit of others, in aggregate, 43.37% of the Fund, and thus may be deemed to control the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at December 31, 2024, was $22,191,334. At December 31, 2024, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation/(Depreciation)
$19,991,510	($849,738)		$19,141,772

As of December 31, 2024, there were no differences between book basis and tax basis.

The tax character of distributions paid during the fiscal year ended December 31, 2024, and the fiscal year 2023 was as follows.

	Fiscal Year	Fiscal Year
	Year Ended, 2024	Year Ended, 2023
Ordinary Income	$ 352		$ -
Long-Term Capital Gains	3,775,298		1,648,691
	$ 3,775,650		$ 1,648,691

As of December 31, 2024, the components of distributable earnings on a tax basis were as follows:

Accumulated Undistributed Ordinary Income		$ 34,358
Unrealized Appreciation		19,141,772
$ 19,176,130

9.) LOAN AGREEMENT
A loan agreement, subject to certain covenants and restrictions, was in place between the Fund and its prior custodian, U.S. Bank, N.A. The Fund could seek to obtain loans for the purpose of funding redemptions or purchasing securities up to the lesser of $8,500,000 or the maximum amount that the Fund is permitted to borrow under the 1940 Act using the securities in its portfolio as collateral and allowing U.S. Bank, N.A. the right to setoff to those securities. The maximum interest rate of such loans was set at a rate per annum equal to U.S. Bank’s prime–lending rate (which was 8.50% as of the date of loan maturity) less 0.50% . During fiscal year ended December 31, 2024, the Fund had an average loan balance of $0 and incurred no interest. Additionally, the maximum borrowing during the period was $0. No compensating balances were required. The loan matured on February 4, 2024. The loan was not renewed.

10.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2024, the Fund had 26.25% of the value of its net assets invested in stocks within the Diversified Companies sector.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Blue Chip Investor Funds

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Blue Chip Investor Funds comprising Blue Chip Investor Fund (the “Fund”) as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2004.

/s/ Cohen & Company, Ltd.
COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 12, 2025

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7. The registrant paid the Chief Compliance Officer $0 for the fiscal year ended December 31, 2024.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

On December 6, 2023, the Board of Trustees (the “Board” or the “Trustees”) considered the renewal of the Management Agreement (the “Agreement”) between the Advisor and the Trust, on behalf of the Fund. The Board reviewed the memorandum provided by legal counsel, noting that, in consideration of the continuance of the management agreement, the Board should review as much information as is reasonably necessary to evaluate the terms of the contract and determine whether it is fair to the Fund and its shareholders. The Board also reviewed the information provided by the Advisor to the Trustees for evaluation of continuance of the Agreement.

In renewing the Management Agreement, the Board of Trustees received material from the Advisor (the “Report”) addressing the following factors: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the investment Advisor to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective (the “Peer Group”) as well as the Morningstar category average for the Fund. The Report also included comparative performance information for other accounts managed by the Advisor and the Fund’s benchmark index, the S&P 500® Index (the “Index”), and the Peer Group for the period ended September 30, 2024. The data showed that the Fund had similar performance to other accounts managed by the Advisor having a comparable mandate. The data showed that the Fund underperformed the Index, category average and Peer Group average for the one-year period ended September 30, 2024. The data also showed the Fund’s similar relative performance for the three-year, five-year, and ten-year periods. The data showed the Fund was within the range of the category and Peer Group during the periods of underperformance. The Trustees reviewed the information and concluded that the Fund’s performance was nonetheless acceptable.

As for the nature, extent and quality of the services provided by the Advisor, the Trustees discussed the Advisor’s experience and capabilities. The representatives of the Advisor reviewed and discussed with the Board the Advisor’s Form ADV and the 17j-1 certifications. They summarized the information provided in the Report regarding matters such as the Advisor’s financial condition and investment personnel. The Trustees noted that while the Advisor employs a line of credit, it did not represent excessive leverage. They also discussed each portfolio manager’s background and investment management experience. Furthermore, they reviewed the Advisor’s financial information and discussed the firm’s ability to meet its obligations under the Agreement. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, that they were satisfied with the quality of services provided by the Advisor, satisfied with the Advisor’s cybersecurity program, and that the Advisor has the resources to meet its obligations under the Agreement. They noted that both the portfolio management and the Chief Compliance Officer services were acceptable.

As to the fee charged and costs of the services provided, the Board reviewed the fees under the Agreement compared to the Peer Group, the Fund’s category average and fees charged to other clients of the Advisor. The Board noted that the current net expense ratio was in line with the Peer Group and the category average, and within the reasonable range of net expenses. The Board noted that the advisory fee was similar to that charged to other clients of the Advisor, although not directly comparable because of the greater regulatory demands of the Fund on the Advisor. The Board concluded that the advisory fee, which was within the reasonable range of fees charged for the Peer Group and category, was reasonable, particularly in light of the Fund’s size and the net management fees received after waivers. The Board also reviewed a profit and loss analysis prepared by the Advisor that analyzed the expenses incurred by the Advisor in managing the Fund and the total revenue derived by the Advisor from the Fund. The Trustees noted that the Advisor did not utilize an affiliated broker and received no soft dollar benefits. The Trustees concluded that the Advisor was not overly profitable.

As to the economies of scale, it was noted that the Advisor capped the Fund’s expenses during the period, excluding certain expenses, and will cap the Fund’s expenses for an additional one year period. The Trustees also noted they will revisit the issue of economies of scale as Fund assets grow. Next, the Independent Trustee met in executive session with counsel to discuss the continuation of the Agreement. The Officers of the Trust were excused during this discussion.

Upon reconvening the meeting, it was the consensus of the Trustees, including the disinterested Trustees, that renewal of the Management Agreement would be in the best interests of the Fund and the shareholders.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)) are effective in design and operation.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Investor Funds

By: /s/ James Craft
James Craft
President

Date: 2/18/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James Craft
James Craft
President (Principal Executive Officer)

Date: 2/18/2025

By: /s/ Jeffrey R. Provence
Jeffrey R. Provence
Chief Financial Officer (Principal Financial Officer)

Date: 2/18/2025